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                                                                    EXHIBIT 10.3
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                               KOPIN CORPORATION

                  AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                                   AMENDMENT

     Kopin Corporation (the "Company"), pursuant to authority reserved in
Section 18 of the Amended and Restated 1992 Stock Option Plan of the Company, as amended (the "1992 Plan"), hereby amends the 1992 Plan as follows:

     Effective as of July 12, 2000, Section 5 of the 1992 Plan is deleted in its entirety and is replaced with the following:

     5.   Stock Subject to the Plan.  The Plan covers 15,000,000 shares of
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     Stock; provided, that the number of shares purchased pursuant to the
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     exercise of Options granted under the Plan and options granted under the
     Old Plan and the number of shares subject to outstanding Options granted
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     under the Plan and options granted under the Old Plan shall be charged against the shares covered by the Plan; but shares subject to Options granted under the Plan or options granted under the Old Plan which terminated without being exercised shall not be so charged. Shares to be issued upon the exercise of Options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option granted under the Plan or any option granted under the Old Plan expires or terminates for any reason without having been exercised in full, the shares not purchased thereunder shall again be available for Options thereafter to be granted. The number of shares of Stock covered by the Plan shall be subject to adjustment as provided in
     Section 15 hereof. No person may be granted in any calendar year an option or options to purchase more than 1,600,000 shares of Stock under the Plan.


     IN WITNESS WHEREOF, the Company has adopted this Amendment as of the 12th day of July, 2000.


                            KOPIN CORPORATION


                            By: /s/ John C.C. Fan
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                                John C.C. Fan
                                President and Chief Executive Officer

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     IN WITNESS WHEREOF, Kopin Corporation has caused this certificate to be signed by Richard A. Sneider, its Chief Financial Officer, this __ day of June, 2000.

                                        KOPIN CORPORATION

                                        BY: /s/ Richard A. Sneider
                                           -------------------------
                                            Chief Financial Officer